EXHIBIT 10.63

PORTIONS OF THIS EXHIBIT 10.63 MARKED BY AN *** HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT

January 31, 2006

WF Overseas Fashion C.V. (‘‘W’’)
CK Jeanswear Asia Limited (‘‘CKJA’’)
CK Jeanswear Australia, Ltd. (‘‘CKJAus’’)
CK Jeanswear New Zealand, Ltd. (‘‘CKJNZ’’)
CK Jeanswear Korea, Ltd. (‘‘CKJK’’)
CK Jeanswear Shanghai, Ltd. (‘‘CKJS’’)
CK Jeanswear Europe S.p.A. (‘‘CKJE’’)
(‘‘CKJA Group Entities’’)
CK Jeanswear N.V. (as ‘‘guarantor’’) (‘‘CKJNV’’)
(‘‘CKJ Entities’’)

Re:	Calvin Klein Inc. (‘‘CKI’’)/CKJA — Jeans License Agreement (May 1996, Amended and Restated d. as of 1 January 1997) (‘‘CK Jeans Asia License’’), including as to assigned portions to CKJAus (Australia), CKJNZ (New Zealand), CKJ Korea (S. Korea), CKJ Shanghai (PRC China) and CKJ Europe (Japan), sometimes ‘‘Assigned Licenses’’

CKI and W Heads of Agreement d. 29 September 2005 (‘‘Heads of Agreement’’)

Ladies and Gentlemen:

Pursuant to the Heads of Agreement, the parties contemplated that W would acquire the CALVIN KLEIN businesses (and/or the rights to assets thereto) in whatever structure, form and format as such transaction occurs) of Fingen S.p.A., Fingen Apparel, N.V. (and, as applicable, their parents, subsidiaries and affiliates responsible for the operation of the CALVIN KLEIN businesses) (the ‘‘Transaction’’).

As contemplated in the Heads of Agreement, effective upon the conclusion of the Transaction (to be 17 January 2006, or such later date as mutually agreed between the parties to the Transaction, but not later than 31 December 2006) (the ‘‘Effective Date’’), it is agreed by CKI and W that the captioned license and ‘‘Assigned Licenses’’ shall be and hereby is amended as to the ‘‘term’’ and CKI’s rights in the event of a failure to reach certain minimum net levels, all as follows:

1. § 2.1 shall be amended as follows:

‘‘2.1 Subject to the terms and conditions of § 2.2, the term of this Agreement will be forty nine (49) years and eight (8) months commencing as of 1 May 1996 and ending forty (40) years after the closing of the Transaction on 31 December of the applicable year but not later than 31 December 2046, unless sooner terminated in accordance with the provisions hereof. The twelve (12) month-period commencing 1 January 2006 and each twelve (12) month period commencing on each 1 January thereafter during the term of this Agreement, shall each constitute and hereinafter shall be referred to as an ‘Annual Period.’’’

2. § 2.2 shall be amended to state as follows:

‘‘(a) shall for the ***

(b) The following are the ‘‘Minimum Net Sales Thresholds’’ which Licensee shall be required to attain in each of the following jurisdictions ***

CONFIDENTIAL TREATMENT

As to retail Net Sales under this Agreement, which occur ***

Jurisdiction		New MNST’s (US $ millions)
	Base Contract Original MNST’s (US $, millions)	2006	2007	2008	2009	2010	2011 et seq.*
***		***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***	***	***	***	***	***	***
***		***	***	***	***	***	***
***
***	***

* ***

(c) For purposes of computing the ‘‘Minimum Net Sales Threshold’’ pursuant to ***

(d) shall, for the ***.

(e) If Licensee fails to meet the aggregate MNST’s as referenced in § 2.2 (b) for any Annual Period, the provision relating to the overall aggregate MNST’s under § 2.2 (a) shall ***

(f) In the event that Licensee fails to attain the Minimum Net Sales Threshold (‘MNST’) set forth below for any Annual Period commencing in ***

Minimum Net Sales Thresholds

For each Annual Period commencing 2006, 2016, 2026, 2036, respectively, during each ten (10) year period, the product of:

(i) the greater of

(x)	the Minimum Net Sales Threshold for the *** and

(y)	***

3.	For Annual Periods commencing 1 January 2006, § 9.1 shall read as follows:

‘‘9.1 In consideration of the license granted and the services to be performed by Licensor hereunder, Licensee will pay to Licensor a Minimum Guaranteed Fee for each Annual Period as follows:

***

The Minimum Guaranteed Fee for the 16th through the 20th Annual Periods will be the ***

The Minimum Guaranteed Fees for the 21st through the 25th Annual Periods will be the ***

The Minimum Guaranteed Fee for the 26th through the 30th Annual Periods will be the ***

The Minimum Guaranteed Fee for the 31st through the 35th Annual Periods will be the ***

CONFIDENTIAL TREATMENT

The Minimum Guaranteed Fee for the 36th through the 40th Annual Periods will be the ***

The Minimum Guaranteed Fee for the 41st through the 45th Annual Periods will be the ***

The Minimum Guaranteed Fee for the 46th Annual Period through the 50th Annual Periods will be the ***

The parties acknowledge and agree that the total MGF in each Annual Period include ***

4. § 23 (b) shall be amended to add the following at the end:

‘‘Notwithstanding anything herein contained, a change of control Transfer shall be permitted if in accordance with all of the applicable provisions of the CKI/CF Group Irrevocable Consent d. 29 September 2005. In the event of any such CKI-permitted change-of-control Transfer, the provisions hereof shall apply to any ‘successor in interest’ permitted Transferee (except that Notice shall apply to any transfer of more than 35% of the Transferee). Except as otherwise provided herein, this Agreement shall inure to the benefit of and shall be binding upon the parties and permitted successors and assigns.’’

5.	Except as set forth herein, the CK Jeans Asia License (and Assigned Licenses as applicable) shall remain in full force and effect. For the avoidance of doubt, the parties acknowledge that no further ‘‘Override’’ payments are due and owing. Any defined terms used herein not specifically defined herein shall have the meanings ascribed to them in the CK Jeans Asia License.

6.	To the extent that there is any discrepancy between this Amendment and Agreement and the CK Jeans Asia License, this Amendment and Agreement shall govern and control.

7.	This Amendment and Agreement and the CK Jeans Asia License shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

8.	Following the closing of the Transaction, this Amendment and Agreement, the CK Jeans Asia License and the Assigned Licenses may be assigned within the Warnaco family of companies, in accordance with the terms as agreed by CKI and set forth in writing, simultaneously herewith.

Warnaco U.S., Inc., a Delaware corporation, is the general partner of WF Overseas Fashion C.V., a limited partnership (‘‘commanditaire vennootschap’’) organized and existing under the laws of the Netherlands, and, solely in such capacity, is executing this Amendment and Agreement on behalf and for the exclusive risk and benefit of WF Overseas Fashion C.V.

CONFIDENTIAL TREATMENT

The parties have executed this Amendment and Agreement effective upon W’s acquisition of the CKJ Entities this 31st day of January 2006.

Calvin Klein, Inc.
By: /s/ Tom Murry
Name:	Tom Murry
Title:	President and COO

WF Overseas Fashion C.V.
By: Warnaco U.S., Inc., its general partner
By: /s/ Stanley P. Silverstein
Name:	Stanley P. Silverstein
Title:	President and Secretary
CK Jeanswear Asia Limited CK Jeanswear Australia, Ltd. CK Jeanswear New Zealand, Ltd. CK Jeanswear Korea, Ltd. CK Jeanswear Shanghai, Ltd. CK Jeanswear Europe S.p.A. CK Jeanswear N.V.
By: /s/ Lawrence R. Rutkowski
Name:	Lawrence R. Rutkowski
Title:	Vice President and Treasurer